Exhibit 10.2

CONTINUING GUARANTEE

This Continuing Guarantee ("Guarantee") is made as of May 18th, 2009, by ASTRATA GROUP, INC., a Nevada corporation ("Guarantor"), in favor of Fame Trading Ltd., a British Virgin Islands company ("Lender").

RECITALS

A. The Guarantor is the owner of 100% of the equity interests of Astrata (Asia Pacific) Pte Ltd ("Borrower"). Concurrently herewith, Borrower has executed a Loan Letter, a Debenture and Facility Agreement ("Loan"), dated May 15, 2009, in favor of the Lender for the principal sum of $8,500,000.

B. In order to induce Lender to enter into the Loan and make the loans provided for thereunder, and for other valuable consideration, receipt of which is hereby acknowledged, Guarantor has agreed to guarantee Borrower's obligations to Lender under the Loan and to indemnify Lender as set forth in this Guarantee.

GUARANTEE

1. Guarantee of Obligations. For valuable consideration, receipt of which is hereby acknowledged. and subject to the provisions of this Guarantee, Guarantor hereby irrevocably and unconditionally guarantees and promises to pay to Lender, or order, on demand in lawful money of the United States of America, any and all of Borrower's Obligations (as defined below) to Lender arising from or in connection with the Loan in the event of Borrower's default under the Loan. The word "Obligations" means (a) any and all existing and future obligations of Borrower to Lender under the Loan and any and all other existing and future obligations and liabilities of Borrower made, incurred or created in connection with the Loan whether such obligations are absolute or contingent, voluntary or involuntary, liquidated or unliquidated, determined or undetermined, whether Borrower may be liable individually or jointly with others, whether recovery upon such indebtedness may be or hereafter become barred by any statute of limitations, or whether such indebtedness may be or hereafter become invalid or otherwise unenforceable; (b) any and all amendments, modifications, renewals and/or extensions of any of the foregoing, including, without limitation, amendments, modifications, renewals or extensions which arc evidenced by a new or additional instrument, document or agreement or which change the rate of interest on any such indebtedness; and (c) any and all interest that accrues on all or any part of such indebtedness after the filing of any petition or pleading against Borrower or any other person for a proceeding under any chapter or provision of any present or future federal bankruptcy legislation or amendments thereto.

2. Independent Obligations. The Guarantor's obligations hereunder are independent of the obligations of Borrower, any other guarantor or any other person, and upon the occurrence of a default under the Loan, Lender may enforce any of its rights hereunder independently of any other right or remedy that Lender may at any time hold with respect to the Obligations or any security or other guarantee therefor. Without limiting the generality of the foregoing, Lender may bring a separate action against Guarantor without first proceeding against Borrower, any other guarantor or any other person, or any security held by Lender, and regardless of whether Borrower or any other guarantor or any other person is joined in any such action. Guarantor's liability hereunder shall at all times remain effective with respect to the full amount of the Obligations notwithstanding any limitations on the liability of Borrower to Lender contained in the Loan or elsewhere. Lender's rights hereunder shall not be exhausted by any action taken by Lender until all Obligations have been hilly paid and performed. The liability of Guarantor hereunder shall be reinstated and revived, and the rights of Lender shall continue, with respect to any amount at any time paid on account of the Obligations which shall thereafter be required to be restored or returned by Lender upon the bankruptcy, insolvency or reorganization of Borrower, any other guarantor or any other person, or otherwise, all as though such amount had not been paid.

This is an irrevocable and unconditional Guarantee of payment and performance.

3. Authority to Modify Obligations. Guarantor authorizes Lender, at any time and from time to time without notice to Guarantor and without affecting the liability of Guarantor hereunder, to: (a) alter the terms of all or any part of the Obligations and any security and Guarantee therefor, including, without limitation, modification of times for payment and rates of interest; (b) accept new or additional instruments, documents, agreements, security or guaranties in connection with all or any part of the Obligations; (c) waive, release, reconvey, terminate, abandon, subordinate, exchange, substitute, transfer, compound, liquidate and enforce all or any part of the Obligations and any security or guaranties therefor, and apply any such security and direct the order or manner of sale thereof (and bid and purchase at any such sale), as Lender in its discretion may determine; (d) release Borrower, any guarantor or any other person from any personal liability with respect to all or any part of the Obligations; and (e) assign this Guarantee in whole or in part.

4. Waivers. Guarantor hereby waives each of the following, to the fullest extent allowed by law:

(a)  all statutes of limitations as a defense to any action brought against Guarantor;

(b) any defense based upon:

(i) the unenforceability or invalidity of all or any part of the Obligations or any security or other guarantee for the Obligations or the lack of perfection or failure of priority of any security for the Obligations; or

(ii) any act or omission of Lender or any other person that directly or indirectly results in the discharge or release of Borrower or any other person with respect to any of the Obligations or any security therefor; or

(iii) any disability or any other defense of Borrower or any other person with respect to the Obligations, whether consensual or arising by operation of law or any bankruptcy, insolvency or debtor-relief proceeding, or from any other cause;

(c) any right (whether now or hereafter existing) to require Lender, as a condition to the enforcement of this Guarantee, to:

(i)  accelerate the Obligations; or

(ii) give notice to Guarantor of the terms, time and place of any public or private sale of any security for the Obligations; or

(iii) proceed against Borrower, any other guarantor or any other person, or proceed against or exhaust any security for the Obligations.

(d) until all Obligations are paid in full, (i) all rights of subrogation, (ii) all rights to enforce any remedy that Lender now or hereafter has against Borrower or any other person, and (iii) any benefit of, and right to participate in, any security now or hereafter held by Lender with respect to the Obligations;

(e) presentment, demand, protest and notice of any kind, including, without limitation, notices of default and notice of acceptance of this Guarantee;

(f) all suretyship defenses of every nature otherwise available under California law and the laws of any other state, including, without limitation, all defenses arising under Sections 2787 through 2855 of the California Civil Code and any successor provisions to these Sections, and any and all benefits which might otherwise be available under California Civil Code Sections 2809, 2810, 2819, 2845, 2847, 2848, 2850, 2899 and 3433, or under California Code of Civil Procedure Sections 580(a), 580(b), 580(d) and 726 and any successor provisions to these Sections;

(g)  any duty of Lender to disclose to Guarantor any facts that they presently have knowledge of or may hereafter acquire knowledge of regardless of whether Lender has reason to believe that had Guarantor known of such facts they would have affected Guarantor's decision to enter into this Guarantee ; and

(h) all other rights and defenses the assertion or exercise of which would in any way diminish the liability of Guarantor hereunder, except as otherwise specifically provided in this Guarantee.

(i) an rights and remedies accorded by applicable law to guarantors (and Guarantor agrees not to assert or take advantage of any such rights or remedies) to require Lender to proceed against Borrower or any other person or to proceed against or exhaust any security held by Lender at any time or to pursue any other remedy in Lender's power before proceeding against Guarantor, any defense that may arise by reason of the incapacity, lack of authority, death or disability of any other person or persons or the failure of Lender to file or enforce a claim against the estate (in administration, bankruptcy or any other proceeding) of any other person or persons; demand, protest and notice of any kind, including, without limitation, notice of the existence, creation or incurring of any new or additional indebtedness or obligation or of any action or non-action on the part of Borrower, Lender, any endorser or creditor of Borrower or Guarantor or on the part of any other person whomsoever under this or any other instrument in connection with any obligation or evidence of indebtedness held by Lender or in connection with any Obligations hereby guaranteed; all rights and defenses arising out of an election of remedies by Lender, even though that election of remedies has destroyed the Guarantor's rights of subrogation and reimbursement against the principal by operation of applicable law; and any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal.

5. Relationship of Parties. Guarantor represents and warrants to Lender that: (a) Guarantor has received a copy of the Loan and is familiar with and fully understands all of their terms and conditions; (b) Lender has not made any representation or warranty to Guarantor regarding the creditworthiness of Borrower or the prospects of repayment from sources other than Borrower; (c) this Guarantee is executed at the request of Borrower; (d) Guarantor has established adequate means of obtaining from Borrower on a continuing basis financial and other information pertaining to the business of Borrower; and (e) Guarantor assumes full responsibility for keeping fully informed with respect to the business, operation, condition and assets of Borrower. Guarantor hereby agrees that Lender shall have no duty to disclose or report to Guarantor any information now or hereafter known to Lender relating to the business, operation, condition or assets of Borrower. Lender shall have no duty to inquire into the authority or powers of Borrower or any officer, employee or agent of Borrower with regard to any Obligations, and all Obligations made or created in good faith reliance upon the professed exercise of any such authority or powers shall be guaranteed hereunder.

6. Subordination. Until all of the Obligations have been paid in full, Guarantor agrees that all existing and future debts, obligations and liabilities of the Borrower to Guarantor (hereinafter collectively referred to as "Subordinated Debt") shall be and hereby are expressly subordinated to the Obligations, and the payment thereof are expressly deferred in right of payment to the prior payment in full of the Obligations. For purposes of this Section 6, the Obligations shaft not be deemed paid in full unless and until they have been paid in full in cash.

(a)  Upon any distribution of assets of Borrower, upon any dissolution, winding up, liquidation or reorganization of Borrower, whether in bankruptcy, insolvency, reorganization or receivership proceedings, or upon an assignment for the benefit of creditors or any other marshalling of the assets or liabilities of Borrower, or otherwise:

(i)  the holders of the Obligations shall be entitled to receive payment in full of the Obligations before Guarantor is entitled to receive any payment on account of the Subordinated Debt;

(ii) any payment by or distribution of assets of Borrower of any kind or character, whether in cash, property or securities, to which Guarantor would be entitled except for this subordination shall be paid or delivered by the person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee, or otherwise, directly to the holder of the Obligations to be held as additional security for the Obligations in an interest bearing account until the Obligations have been paid in full; and

(iii) if, notwithstanding the foregoing, any payment by, or distribution of assets of, Borrower of any kind or character, whether in cash, property or securities, in respect of any Subordinated Debt shall be received by Guarantor before the Obligations arc paid in full, such payment or distribution shall be held in trust and immediately paid over in kind to the holders of the Obligations in an interest bearing account until the Obligations have been paid in full.

(b) Guarantor authorizes and directs Borrower to take such action as may be necessary or appropriate to effectuate and maintain the subordination provided herein.

(c) No rights of any holder of the Obligations to enforce the subordination herein shall at any time or in any way be prejudiced or impaired by any act or failure to act on the part of Borrower, Lender or any other person or by any noncompliance by the Borrower, Lender or any other person with the terms, provisions and covenants hereof or the Loan regardless of any knowledge thereof that any such holder of the Obligations may have or be otherwise charged with.

(d) Nothing express or implied herein shall give any person other than Borrower, Lender and Guarantor any benefit or any legal or equitable right, remedy or claim hereunder.

(e) If Guarantor shall institute or participate in any suit, action or proceeding against Borrower in violation of the terms hereof, Borrower may interpose this Guarantee as a complete defense and the Borrower and the holder of the Obligations are irrevocably authorized to intervene and to interpose such defense or pleading in their name or in Borrowers name.

7.   Representations and Warranties. Guarantor represents and warrants to Lender that:

7.1 Execution, Delivery and Performance of Guarantee. Guarantor has all requisite power and authority to execute, deliver, and perform all of its obligations under this Guarantee. The execution, delivery, and performance by Guarantor of all of its obligations under this Guarantee do not and will not:

(a) result in or require the creation nor imposition of any lien, right of others, or other encumbrance of any nature (other than under this Guarantee and any related security documents) upon or with respect to any property now owned or leased or hereafter acquired by Guarantor,

(b) violate any provision of any law, regulation, judgment, decree or award presently in effect having applicability to this Guarantee; or

(c) result in a breach of, constitute a default under, cause or permit the acceleration of any obligation owed under, any loan agreement, lease, or any other agreement or instrument, to which Guarantor is a party or by which Guarantor or any of its property is bound or affected.

7.3 Enforceability. This Guarantee, when executed and delivered, shall constitute the valid and binding obligation of Guarantor, enforceable in accordance with its terms.

7.4 Compliance With Agreements. Guarantor has complied in all material respects with all loan agreements and all instruments to which Guarantor is a party or by which Guarantor or any of its property is bound or affected.

7.5 Litigation. There are no material actions, suits or proceedings pending or threatened against or affecting Guarantor or any property of Guarantor before any court or governmental department, public body or authority.

8.  Notice of Certain Events. Guarantor shall give notice to Lender promptly (in any event within five (5) days after Guarantor learns of same) of the institution of any litigation or legal or administrative proceeding or investigation pending against and materially affecting Guarantor, or any of Guarantor's properties.

9.  Security Agreement. This Guarantee is secured by a pledge of all of Guarantor's stock in the Borrower, as evidenced by that certain "Pledge Agreement" dated as of the date hereof.

10. Reasonableness and Effect of Waivers. Guarantor warrants and agrees that each of the waivers set forth in this Guarantee is made with full knowledge of its significance and consequences and that, under the circumstances, the waivers are reasonable and not contrary to public policy or law. if any of such waivers are determined to be contrary to any applicable law or public policy, such waivers shall be effective only to the maximum extent permitted by law.

11.  Exercise of Remedies; Cumulative Remedies: No Waiver. The rights, powers and remedies of Lender hereunder are cumulative and not exclusive of any other right, power or remedy which Lender would otherwise have. No failure or delay on the part of Lender in exercising any such right, power or remedy may be, or may be deemed to be, a waiver thereof; nor may any single or partial exercise of any such tight, power or remedy preclude any other right, power or remedy hereunder or related documents.

12.  Costs and Expenses of Enforcement. Guarantor agrees to pay to Lender, on demand, all costs and expenses, including reasonable attorneys' fees, incurred by Lender in exercising any right, power or remedy conferred by this Guarantee, or in the enforcement of this Guarantee, whether or not any action is filed in connection therewith. Until paid to Lender. such amounts shall bear interest. commencing with Lender's demand therefor, at the default rate of interest set forth in the Note or if there is no such default rate, at the rate of interest set forth in the Note.

13.  Binding, Agreement; Assignment; Amendment. This Guarantee and the terms, covenants and conditions hereof shall be binding upon and inure to the benefit of Guarantor, Lender and their respective successors and assigns, except that Guarantor shall not be permitted to transfer, convey or assign this Guarantee or any right or obligation hereunder without the prior written consent of Lender (and any attempt to do so shall be void). Lender may assign its interest hereunder in whole or in part. Neither this Guarantee nor any provision hereof may be amended, modified, waived, discharged or terminated except by an instrument in writing duly signed by or on behalf of Lender.

14.  Severability. In the event that any right or remedy of Lender hereunder is held to be invalid, illegal or unenforceable, such invalidity, illegality or unenforceability shall not affect any other right or remedy granted hereunder.

15.  Governing Law. This Guarantee shall be governed by, and construed and enforced in accordance with, the laws of the State of California.

16.  Meaning of Terms; Interpretations. Unless otherwise defined herein, capitalized terms used in this Guarantee have the meaning given to them in the Loan. Whenever the context requires, all terms used herein in the singular shall be construed in the plural and vice versa, and each gender shall include each other gender. The term "Borrower" shall mean the named Borrower and any other person or entity at any time and from time to time assuming or otherwise becoming primarily liable on all or any part of the Obligations. Section headings in this Guarantee are included for convenience of reference only and are not a part of this Guarantee for any other purpose.

IN WITNESS WHEREOF, Guarantor has caused this Guarantee to be duly executed as of the date first written above.

"GUARANTOR"

ASTRATA GROUP, INC.
A Nevada corporation

By: /s/ signature
Its: Chairman & CEO